UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2025
BARINTHUS BIOTHERAPEUTICS PLC
(Exact name of registrant as specified in its charter)

England and Wales	001-40367	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Barinthus Biotherapeutics plc
Unit 6-10, Zeus Building Rutherford Avenue,
Harwell, Didcot, OX11 0DF
United Kingdom
(Address of principal executive offices, including zip code)
+44 (0) 1865 818 808
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
American Depositary Shares	BRNS	The Nasdaq Global Market
Ordinary shares, nominal value £0.000025 per share*
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
*American Depositary Shares may be evidenced by American Depositary Receipts. Each American Depositary Share represents one (1) ordinary share. Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Global Market. The American Depositary Shares represent the right to receive ordinary shares and are being registered under the Securities Act of 1933, as amended, pursuant to a separate Registration Statement on Form F-6. Accordingly, the American Depositary Shares are exempt from the operation of Section 12(a) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12a-8.

Item 2.02. Results of Operations and Financial Condition.
On May 7, 2025, Barinthus Biotherapeutics plc (the “Company”) provided an overview of the Company’s progress and announced its financial results for the three months ended March 31, 2025. The full text of the press release issued in connection with the update is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in Item 2.02 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective as of April 30, 2025, the Company terminated the employment of Gemma Brown as Chief Financial Officer in connection with its restructuring plan that was announced in 2025. Ms. Brown will transition to a consultant role and continue to provide support to the Company. In connection with this change, effective as of May 1, 2025, the board of directors of the Company appointed William Enright, the Company’s Chief Executive Officer, as principal financial officer, and Ms. Brown as principal accounting officer, in each case until a successor is appointed.

Information regarding Mr. Enright and Ms. Brown that is responsive to Items 401(b), (d), (e) and Item 404(a) of Regulation S-K is incorporated by reference herein from the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 25, 2025.
Item 7.01 Regulation FD Disclosure.

On May 7, 2025, the Company updated its corporate presentation for use in meetings with investors, analysts and others. A copy of this presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K. The Company undertakes no obligation to update, supplement or amend the presentation.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.2) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.
On May 7, 2025, the Company announced preliminary analysis data from the IM-PROVE II and HBV003 trial presented at the European Association for the Study of the Liver (“EASL”) Congress 2025, taking place May 7-10, 2025, in Amsterdam, the Netherlands.

HBV003 data: VTP-300 and Low-dose Nivolumab
The HBV003 study is evaluating the safety, immunogenicity and disease modifying activity of three different dosing regimens of VTP-300 in combination with low-dose nivolumab (“LDN”), an anti-PD-1 monoclonal antibody. The preliminary analysis showed:
•In chronic hepatitis B participants with hepatitis B surface antigen (“HBsAg”) levels of <200 IU/mL, meaningful reductions in HBsAg (>1 log decline) occurred soon after dosing on Day 29 in all treatment groups and were maintained to Day 169.
•In the two best treatment arms HBsAg declines of ≥1 log at Day 169 were observed in 33% (15/45) of participants with HBsAg ≤200 IU/mL at baseline, and 22% (10/45) of participants achieved HBsAg loss at any timepoint.
•71% (48/68) of participants met the criteria for discontinuation of NUC therapy.
•NUC discontinuation was optional; two participants achieved functional cure and one seroconverted to HBsAb positivity.
•Treatment with VTP-300 in combination with LDN was generally well-tolerated, with no related serious adverse events reported.

The primary analysis confirms observations from previous interim data, which indicated that stronger responses occurred in participants treated with the combination of VTP-300 and LDN (Groups 1 and 2).

IM-PROVE II data: imdusiran and VTP-300
The IM-PROVE II study is evaluating the combination of imdusiran (“IDR”), Arbutus’ RNAi therapeutic, followed by Barinthus Bio's T-cell stimulating immunotherapeutic, VTP-300, with or without LDN. The end of study data showed:
•25% (2/8) of participants with starting baseline HBsAg levels less than 1000 IU/mL that received the combination of IDR, VTP-300 and LDN reached functional cure;
•3 of 13 participants (23%) receiving IDR+VTP-300+LDN had undetectable HBsAg levels at week 48; all (3/3) of participants with HBsAg loss seroconverted;
•Treatment with IDR and VTP-300 was generally well-tolerated, with no serious adverse events or treatment discontinuations reported.

The data indicate that more participants treated with IDR followed by VTP-300 and LDN were able to be maintained off NUC therapy after receiving the combination compared to IDR and placebo.

Forward Looking Statements
This Current Report on Form 8-K contains forward-looking statements regarding Barinthus Bio within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, which can generally be identified as such by use of the words “may,” “will,” “plan,” “forward,” “encouraging,” “believe,” “potential,” and similar expressions, although not all forward-looking statements contain these identifying words. These forward-looking statements include, without limitation, express or implied statements regarding our product development activities and clinical trials, including the transition of our former Chief Financial Officer to a consulting role and the tolerability or potential benefits of VTP-300 or IDR, including the combination with LDN. Any forward-looking statements in this Current Report on Form 8-K are based on our management’s current expectations and beliefs and are subject to numerous risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Current Report on Form 8-K, including, without limitation, risks and uncertainties related to the success, cost and timing of our pipeline development activities and planned and ongoing clinical trials, including the risk that the timing for preliminary, interim or final data or initiation of our clinical trials may be delayed, the risk that interim or topline data may not reflect final data or results, our ability to execute on our strategy, regulatory developments, the risk that we may not achieve the anticipated benefits of our pipeline prioritization and corporate restructuring, our ability to fund our operations and access capital, our cash runway, including the risk that our estimate of our cash runway may be incorrect, global economic uncertainty, including disruptions in the banking industry, the conflict in Ukraine, the conflict in Israel and Gaza, tariffs imposed by the U.S. and other countries, and other risks identified in our filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent filings we may make with the SEC. We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. We expressly disclaim any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

99.1	Press Release dated May 7, 2025.
99.2	Corporate Deck dated May 7, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barinthus Biotherapeutics plc

Date: May 7, 2025	By:	/s/ William Enright
William Enright
Chief Executive Officer